UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	June 20, 2006

NEW RIVER PHARMACEUTICALS INC.
(Exact name of Registrant as specified in charter)

Virginia	000-50851	54-1816479
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1881 Grove Avenue, Radford, Virginia	24141
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(540) 633-7978

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events.

On June 20, 2006, Dr. Donald Jasinski, Professor of Medicine, Chief Center for Chemical Dependence, Johns Hopkins Bayview Medical Center, presented data from the A02 clinical abuse liability study on NRP104 at the annual meeting of the College on Problems of Drug Dependence in Scottsdale, Arizona. NRP104 is the subject of a new drug application filed by New River Pharmaceuticals Inc. (the “Company”) with the U.S. Food and Drug Administration on December 6, 2005, seeking approval for three therapeutic doses (30, 50 and 70 mg) of NRP104 for the treatment of attention-deficit/ hyperactivity disorder (ADHD) in pediatric populations. This poster presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference. The Company issued a press release on June 20, 2006 with respect to this presentation, which press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The A02 study was a double-blind, placebo- and active-controlled, single-dose crossover pharmacodynamic and pharmacokinetic study to evaluate the safety, tolerability and abuse liability of intravenously administered NRP104 in healthy adult volunteers with histories of stimulant abuse.

On a mole weight basis, the amphetamine free base content in NRP104 50 mg is equivalent to the amphetamine free base content of 20 mg of d-amphetamine sulphate, a Schedule II stimulant. Given intravenously, d-amphetamine sulfate 20 mg produced significant responses on the measures of amphetamine-like effects that peaked within 15 minutes of administration. These included significant euphoric responses (Liking scales and Morphine-Benzedine Group scales) and amphetamine-like subjective effects (Amphetamine scales and Benzedrine Group scales). Under the same conditions, NRP104 50 mg did not produce euphoria or amphetamine-like subjective effects, as evidenced by the lack of significant responses on these same scales. The company believes that this indicates that lisdexamfetamine dimesylate 50 mg given intravenously is significantly less reinforcing than d-amphetamine 20 mg given intravenously.

Even though they contain equal amounts of d-amphetamine base, in the Treatment Enjoyment Assessment Questionnaire administered at the end of the study, eight out of nine (89%) of the study subjects stated that they would not take lisdexamfetamine dimesylate 50 mg again, while six out of nine (67%) of the study subjects stated that they would take 20mg d-amphetamine again. These results indicate that NRP104 appeared to have little likelihood for abuse by the intravenous route.  NRP104 doses were safe and well-tolerated in the population of stimulant abusers.

Section 9 — Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Poster presentation made on June 20, 2006 by Dr. Donald Jasinski at the annual meeting of the College on Problems of Drug Dependence.

99.2	Press release issued on June 20, 2006 by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 20, 2006
NEW RIVER PHARMACEUTICALS INC.

By:	/s/ Randal J. Kirk
Randal J. Kirk
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Poster presentation made on June 20, 2006 by Dr. Donald Jasinski at the annual meeting of the College on Problems of Drug Dependence.

99.2	Press release issued on June 20, 2006 by the Company.